AMENDMENT AND MODIFICATION TO CREDIT AGREEMENT

         THIS AMENDMENT AND MODIFICATION TO CREDIT AGREEMENT (the
    "Amendment") is made as of the 8th day of April, 1997, by and among SYSTEMS & COMPUTER TECHNOLOGY CORPORATION ("Company"), SCT SOFTWARE & RESOURCES MANAGEMENT CORPORATION ("Borrowing Subsidiary") (collectively, "Borrowers" and individually a "Borrower") and MELLON BANK, N.A. ("Bank").

                                 BACKGROUND

         A. By a Credit Agreement dated June 20, 1994, (the "Credit Agreement"), by and among Bank and Borrowers, Bank agreed, inter alia, to extend to Borrowers a revolving credit facility in the principal amount of up to Twenty Million Dollars ($20,000,000.00) (the "Revolving Credit"), as further evidenced by that certain Promissory Note dated June 20, 1994 payable to Bank in the original principal amount of Twenty Million Dollars ($20,000,000.00) (the "Revolving Credit Note").

         B. Borrowers have requested that Bank (i) extend through June 20, 1999 the Maturity Date of the Revolving Credit; and (ii) amend certain financial and other covenants contained in the Credit Agreement; all of which Bank is willing to do on the terms set forth herein.

         NOW, THEREFORE, intending to be legally bound hereby, the parties hereto agree as follows:

         1. CAPITALIZED TERMS. Capitalized terms not otherwise defined herein will have the meanings set forth therefor in the Credit Agreement.

         2. EXTENSION. The "Maturity Date" as defined in Section 1.01 of the Credit Agreement is hereby amended to be "June 20, 1999."

         3. QUICK ASSETS. The definition of "Consolidated Quick Assets" contained in Section 1.01 of the Credit Agreement is hereby amended to be as follows:

                "'Consolidated Quick Assets'. At any date of determination the total cash, marketable securities and billed accounts receivable of the Company and its Subsidiaries on a consolidated basis determined in accordance with GAAP."

         4. FINANCIAL AND OTHER COVENANTS. The following provisions of the Credit Agreement are hereby amended as follows:

              (a) Section 6.02(a) is hereby deleted and replaced with the following:

                      "(a)   Asset Coverage Ratio.
                      Permit the ratio of (i) Borrowers'
                      Quick Assets plus 0% of Borrowers'
                      unbilled receivables to (ii)
                      Borrowers' Consolidated Current
                      Liabilities plus the outstanding
                      balance of all Debt to Bank, to
                      fail to exceed 1.0 to 1.0 measured
                      as of the end of each fiscal
                      quarter of the Company."

              (b) Section 6.02(c) is hereby deleted and replaced with the following:

                      "(c)   Debt Coverage Ratio.  Permit
                      the ratio of Senior Debt to
                      Consolidated Cash Flow, all
                      determined as of the end of each
                      fiscal quarter for the four (4)
                      fiscal quarters then ended, to
                      exceed (i) 2.5 to 1.0 as of
                      September 30, 1997 and as of the
                      end of each fiscal quarter
                      thereafter through and including
                      June 30, 1998 and (ii) 1.5 to 1.0
                      as of September 30, 1999 and as of
                      the end of each fiscal quarter
                      thereafter."

              (c) Dividends. Section 6.02(g) is hereby deleted and replaced with the following:

                      "(g)   Dividends, Etc.  Declare or
                      pay any dividends, purchase or
                      otherwise acquire for value any of
                      its capital stock now or hereafter
                      outstanding, or make any
                      distribution of assets to its
                      stockholders as such, or permit any
                      of its Subsidiaries to purchase or
                      otherwise acquire for value any
                      stock of the  Company; provided,
                      however, that as long as no Event
                      of Default or Potential Event of
                      Default exists, Borrowers may
                      declare or pay dividends,
                      repurchase their capital stock or
                      make distributions of assets to
                      shareholders as long as the
                      dividends and distributions are
                      payable in capital stock of the
                      Borrowers or (ii) the aggregate
                      amount of all non-stock dividends,
                      repurchases and distributions
                      effected after March 20, 1997 does
                      not exceed $5,000,000.00."

         5. ADDITIONAL DOCUMENTS; FURTHER ASSURANCES. Each Borrower covenants and agrees to execute and deliver to Bank, or to cause to be executed and delivered to Bank, contemporaneously herewith, at the sole cost and expense of Borrowers, any and all documents, agreements, statements, resolutions, certificates, consents and information as Bank may require in connection with the matters or actions described herein. Each Borrower further covenants and agrees to execute and deliver to Bank or to cause to be executed and delivered at the sole cost and expense of Borrowers, from time to time, any and all other documents, agreements, statements, certificates and information as Bank shall reasonably request to evidence or effect the terms hereof, the Credit Agreement, as amended, or any of the other Loan Documents.

         6. FURTHER AGREEMENTS AND REPRESENTATIONS. Each Borrower does hereby:

              (a) ratify, confirm and acknowledge that the Credit Agreement, as amended, and the other Loan Documents continue to be and are valid, binding and in full force and effect;

              (b) covenant and agree to perform all obligations of Borrowers contained herein, under the Note, and under the Credit Agreement, as amended, and the other Loan Documents;

              (c) acknowledge and agree that such Borrower has no defense, set-off, counterclaim or challenge against the payment of any sums owing under Loan Documents, the enforcement of any of the terms of the Credit Agreement, as amended, or the other Loan Documents;

              (d) acknowledge and agree that except as previously disclosed to and consented to by Bank in writing, all representations and warranties of Borrowers contained in the Credit Agreement and/or the other Loan Documents are true, accurate and correct on and as of the date hereof as if made on and as of the date hereof;

              (e) represent and warrant that no Event of Default or Potential Event of Default exists and all information described in the foregoing Background is true, accurate and complete;

              (f) acknowledge and agree that nothing contained herein and no actions taken pursuant to the terms hereof is intended to constitute a novation of the Credit Agreement or any of the other Loan Documents, and does not constitute a release, termination or waiver of any of the guarantees, rights or remedies granted to the Bank therein, which guarantees, rights and remedies are hereby ratified, confirmed, extended and continued as security for the obligations of Borrowers to Bank under the Credit Agreement and the other Loan Documents, including, without limitation, this Amendment;

              (g) acknowledge and agree that a Borrower's failure to comply with or perform any of its covenants, agreements or obligations contained in this Amendment shall constitute an Event of Default under the Credit Agreement and each of the Loan Documents; and

              (h) acknowledge and confirm that SCT Software & Technology Services, Inc. merged with and into Borrowing Subsidiary with Borrowing Subsidiary being the surviving corporation, and SCT Public Sector, Inc. changed its corporate name to "SCT Government Systems, Inc."

         7. COSTS AND EXPENSES. Borrowers shall pay to Bank all costs and expenses incurred by Bank in connection with the review, preparation and negotiation of this Amendment and all documents in connection therewith, including, without limitation, all of Bank's attorneys' fees and costs.

         8. INCONSISTENCIES. To the extent of any inconsistency between the terms, conditions and provisions of this Amendment and the terms, conditions and provisions of the Credit Agreement or the other Loan Documents, the terms, conditions and provisions of this Amendment shall prevail. All terms, conditions and provisions of the Credit Agreement and the other Loan Documents not inconsistent herewith shall remain in full force and effect and are hereby ratified and confirmed by Borrowers.

         9. CONSTRUCTION. All references to the Credit Agreement therein or in any other Loan Documents shall be deemed to be a reference to the Credit Agreement as amended hereby.

         10. NO WAIVER. Nothing contained herein and no actions taken pursuant to the terms hereof are intended to nor shall they constitute a waiver by the Bank of any rights or remedies available to Bank at law or in equity or as provided in the Credit Agreement or the other Loan Documents. Nothing contained herein constitutes an agreement or obligation by Bank to grant any further extensions of the Maturity Date.

         11. BINDING EFFECT. This Amendment shall be binding upon and inure to the benefit of the parties hereto and their respective successors and assigns.

         12. GOVERNING LAW. This Amendment shall be governed by and construed in accordance with the laws of the Commonwealth of Pennsylvania.

         13. HEADINGS. The headings of the sections of this Amendment are inserted for convenience only and shall not be deemed to constitute a part of this Amendment.

         IN WITNESS WHEREOF, the parties hereto have executed this Amendment as of the date first above written.

                        SYSTEMS & COMPUTER TECHNOLOGY CORPORATION

                        By: /s/ Eric Haskell
                        Eric Haskell, Senior Vice President
    [CORPORATE SEAL]

                        SCT SOFTWARE & RESOURCE MANAGEMENT CORPORATION

                        By: /s/ Eric Haskell
                        Eric Haskell, Senior Vice President
    [CORPORATE SEAL]

                        MELLON BANK, N.A.

                        By: /s/ Jacob E. Reiter
                        Jacob E. Reiter, First Vice President




                        ACKNOWLEDGMENT AND CONSENT

         The undersigned Guarantors hereby acknowledge and consent to the foregoing Amendment and agree that the foregoing Amendment shall not constitute a release or waiver of any of the obligations of the undersigned to the Bank under the terms of their respective Subsidiary Guaranty Agreements dated June 20, 1994, all of which are ratified and confirmed.

         IN WITNESS WHEREOF, the undersigned, intending to be legally bound hereby, have executed this Acknowledgment and Consent, effective as of the date of the foregoing Agreement.

                        SCT UTILITY SYSTEMS, INC.

                        By: /s/ Eric Haskell
                        Name/Title: Sr. VP


                        SCT GOVERNMENT SYSTEMS, INC.
                        (formerly known as "SCT Public Sector, Inc.")

                        By: /s/ Eric Haskell
                        Name/Title: Sr. VP


                        SCT FINANCIAL CORPORATION

                        By: /s/ Eric Haskell
                        Name/Title: Sr. VP


                        SCT INTERNATIONAL LIMITED

                        By: /s/ Eric Haskell
                        Name/Title: Sr. VP


                        SCT PROPERTY, INC.

                        By: /s/ Eric Haskell
                        Name/Title: Sr. VP